UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On May 23, 2023, Pyxis Oncology, Inc., a Delaware corporation (“Pyxis Oncology” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Ascent Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Apexigen, Inc., a Delaware corporation (“Apexigen”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Apexigen (the “Merger”), with Apexigen surviving such Merger as a wholly-owned subsidiary of the Company. The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The respective boards of directors of Pyxis Oncology and Apexigen have each approved the Merger Agreement, and the board of directors of Apexigen has resolved to recommend that Apexigen’s stockholders vote to adopt the Merger Agreement and approve the Merger.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

a)
Each share of common stock, par value $0.0001 per share, of Apexigen (the “Apexigen Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than (i) treasury shares, and (ii) any shares of Apexigen Common Stock held directly by the Company or Merger Sub) will automatically be converted into the right to receive 0.1725 (the “Exchange Ratio”) shares of common stock, par value $0.001 per share, of Pyxis Oncology (the “Company Common Stock”). No fractional shares of Company Common Stock will be issued in connection with the Merger and the number of shares of Company Common Stock to be issued to Apexigen stockholders shall be rounded down to the nearest whole share. The Exchange Ratio and shares to be issued to Apexigen stockholders in connection with the Merger will be subject to adjustment for stock splits and similar events as provided in the Merger Agreement.
b)
Each option to purchase shares of Apexigen Common Stock (each, an “Apexigen Option”) that is outstanding immediately prior to the Effective Time will be assumed and converted as of the Effective Time into an option to acquire, on substantially similar terms and conditions as were applicable under such Apexigen Option, the number of shares of Company Common Stock determined by multiplying the number of shares of Apexigen Common Stock subject to such Apexigen Option immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share), with an exercise price per share equal to the exercise price per share of such Apexigen Option as of immediately prior to the Effective Time, divided by the Exchange Ratio (rounded up to the nearest whole cent).
c)
Each award of restricted stock units of Apexigen (each, an “Apexigen RSU Award”) outstanding as of immediately prior to the Effective Time will be assumed and converted as of the Effective Time into an award of Pyxis Oncology restricted stock units, with substantially similar terms and conditions as were applicable under such Apexigen RSU Award, that covers the number of shares of Company Common Stock determined by multiplying the number of shares of Apexigen Common Stock subject to such Apexigen RSU Award immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share).
d)
Each warrant to purchase shares of Apexigen Common Stock (each, an “Apexigen Warrant”) outstanding immediately prior to the Effective Time will be assumed and converted as of the Effective Time into a warrant to acquire, on substantially similar terms and conditions as were applicable under such Apexigen Warrant, a number of shares of Company Common Stock determined by multiplying the number of shares of Apexigen Common Stock subject to such Apexigen Warrant immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share), with an exercise price per share equal to the exercise price per share of such Apexigen Warrant as of immediately prior to the Effective Time, divided by the Exchange Ratio (rounded up to the nearest whole cent), with any fractional shares to be dealt with in accordance with the terms of such Apexigen Warrant.

Upon closing of the Merger (the “Closing”), Apexigen will become a wholly-owned subsidiary of Pyxis Oncology and Pyxis Oncology’s current stockholders will own approximately 90% of the combined company’s outstanding common stock and Apexigen stockholders will own approximately 10% of the combined company’s outstanding common stock.

Both Pyxis Oncology and Apexigen have agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by Pyxis Oncology and Apexigen regarding the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the Closing. Apexigen has also agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals.

Consummation of the Merger is subject to the satisfaction of certain closing conditions, including, among other things, (1) adoption of the Merger Agreement by Apexigen stockholders, (2) the absence of any order or legal restraint that prevents the consummation of the Merger, and (3) the approval for listing of the shares of Company Common Stock to be issued in connection with the Merger on the Nasdaq Global Market and the effectiveness of a registration statement with respect to such Company Common Stock. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including the representations and warranties of the other party being true and correct as of the date of the Merger Agreement and as of the closing date of the Merger, generally subject to an overall material adverse effect qualification, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the Closing.

The Merger Agreement contains specified termination rights of each of Pyxis Oncology and Apexigen. Upon termination of the Merger Agreement under specified circumstances, including due to Apexigen’s willful breach of its no-shop obligations or Apexigen board’s withdrawal or change of its recommendation of the Merger to its stockholders, Apexigen will be required to pay to Pyxis Oncology a termination fee equal to $570,000 or reimburse Pyxis Oncology for expenses in connection with the Merger Agreement of up to $800,000. Additionally, Apexigen will be required to pay this termination fee to Pyxis Oncology if the Merger Agreement is terminated in certain circumstances, an alternative acquisition was publicly announced prior to such termination, and Apexigen enters into an agreement or completes an alternative proposal to acquire Apexigen within twelve months of such termination. Apexigen is obligated to hold a meeting of its stockholders in connection with the Merger, notwithstanding any change by its board of directors in its recommendation with respect to the Merger.

Following the Closing, the board of directors of Pyxis Oncology is expected to consist of seven members, six of whom are the current members of the board of directors of Pyxis Oncology and one mutually agreed director designated by Apexigen.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of such agreement and is not intended to provide any factual information about Pyxis Oncology, Apexigen or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Pyxis Oncology, Apexigen or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Pyxis Oncology’s or Apexigen’s public disclosures. The Merger Agreement should not be read alone but should instead be read in conjunction with the entirety of the factual disclosures about Pyxis Oncology or Apexigen in their respective public reports filed with the Securities and Exchange Commission (the “SEC”).

Voting Agreements

Also on May 23, 2023, in connection with the execution of the Merger Agreement, each of Apexigen’s directors and officers and certain Apexigen stockholders holding greater than 5% of the outstanding shares of Apexigen Common Stock (in each case, solely in their respective capacities as Apexigen stockholders) have entered into voting agreements with Pyxis Oncology (the “Voting Agreements”). The stockholders that have entered into Voting Agreements represent approximately 10.6% of the outstanding voting power of Apexigen Common Stock based on the number of shares of Apexigen Common Stock outstanding as of May 19, 2023. Under the Voting Agreements, the stockholders party thereto have agreed to vote their shares of Apexigen Common Stock in favor of the Merger and certain other matters. The Voting Agreements terminate in certain circumstances, including upon the valid termination of the Merger Agreement in accordance with its terms. The Voting Agreements also contain restrictions on transfer of shares of Apexigen Common Stock held by the stockholders party thereto, subject to certain exceptions.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Voting Agreements, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2023, the Company announced that Jay Feingold, M.D., Ph.D., will be stepping down from his position as the Company's Chief Medical Officer to pursue other opportunities. His resignation will be effective as of June 15, 2023 and is not associated with, or attributable to, any disagreement regarding any matter related to the Company's operations, policies or practices. Dr. Feingold has agreed to act as an advisor to the Company until a successor is named.

Item 7.01 Regulation FD Disclosure.

On May 24, 2023, Pyxis Oncology and Apexigen issued a joint press release announcing the Merger. The full text of the press release issued in connection with these announcements is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filing with the SEC made by the Company, regardless of any general incorporation language in such filings, except to the extent expressly set forth by reference in such filing.

Item 8.01 Other Events.

On May 24, 2023, Pyxis Oncology and Apexigen issued a joint press release announcing the Merger. The press release included the business update that the Merger allows Pyxis Oncology to maintain cash runway into the first half of 2025.

In addition, the third, fourth and fifth paragraphs, set forth in the press release referred to in Item 7.01 above, are incorporated by reference into this Item 8.01 of the Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Pyxis Oncology plans to file with the SEC a Registration Statement on Form S-4 in connection with the transactions and Apexigen plans to file with the SEC and mail to Apexigen stockholders a Proxy Statement/Prospectus in connection with the transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Pyxis Oncology and Apexigen through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus from Pyxis Oncology by contacting ir@pyxisoncology.com or from Apexigen by contacting ir@apexigen.com.

Participants in the Solicitation

Pyxis Oncology and Apexigen, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding Pyxis Oncology’s directors and executive officers is contained in Pyxis Oncology’s proxy statement, filed with the SEC on April 28, 2023. Information regarding Apexigen’s directors and executive officers is contained in Apexigen’s Annual Report on Form 10-K, filed with the SEC on February 22, 2023. Additional information regarding the persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests in the proposed business combination will be available in the Registration Statement and the Proxy Statement/Prospectus.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements are often identified by the use of words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “to be,” “will,” “would,” or the negative or plural of these words, or similar expressions or variations, although not all forward-looking statements contain these words. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified herein, and those discussed in the section titled “Risk Factors” set forth in Pyxis Oncology’s Annual Report on Form 10-K for the year ended December 31, 2022, Pyxis Oncology’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, Apexigen’s Annual Report on Form 10-K for the year ended December 31, 2022, and Apexigen’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, each of which is on file with the SEC. Among other things, there can be no guarantee that the proposed business combination will be completed in the anticipated timeframe or at all, that the conditions required to complete the proposed business combination will be met, that the combined company will realize the expected benefits of the proposed business combination, if any, that the clinical stage assets will progress on anticipated timelines or at all, or that the combined company will be successful in progressing its pipeline through development and the regulatory approval process. These risks are not exhaustive. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
2.1*	Agreement and Plan of Merger, Dated May 23, 2023, by and among Pyxis Oncology, Inc., Ascent Merger Sub Corp. and Apexigen, Inc.
10.1	Form of Voting Agreement
99.1	Joint Press Release dated May 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Pyxis Oncology hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that Pyxis Oncology may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	May 24, 2023	By:	/s/ Pam Connealy
Pam Connealy Chief Financial Officer and Chief Operating Officer